UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under § 240.14a-12

TRICIDA, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRICIDA, INC.

7000 Shoreline Court
Suite 201
South San Francisco, CA 94080

ADDITIONAL INFORMATION REGARDING THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2020

The following Notice of Change of Location relates to the proxy statement of Tricida, Inc., a Delaware corporation, dated April 29, 2020, furnished to the stockholders in connection with the solicitation of proxies by the board of directors for use at the 2020 annual meeting of stockholders to be held on June 11, 2020. This supplement is being filed with the Securities and Exchange Commission and is being made available to the stockholders on or about June 3, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 11, 2020

Due to public health concerns relating to the coronavirus pandemic (COVID-19) and to protect the health of its employees, directors and stockholders, Tricida, Inc., a Delaware corporation (the “Company”) will not hold its 2020 annual meeting of stockholders (the “Annual Meeting”) in person and will instead be holding its Annual Meeting in a virtual format only.

NOTICE IS HEREBY GIVEN that the location of the Annual Meeting has been changed.  The Annual Meeting will be held on Thursday, June 11, 2020 at 7:00 a.m. Pacific Daylight Time in a virtual meeting format only at www.virtualstockholdermeeting.com/TCDA2020. There is no in-person meeting for you to attend.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on April 15, 2020, the record date.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualstockholdermeeting.com/TCDA2020. Such questions must be confined to matters properly before the Annual Meeting and of general company concern. You will also be able to vote your shares electronically at the Annual Meeting. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

The meeting will begin promptly at 7:00 a.m. Pacific Daylight Time. We encourage you to access the meeting prior to the start time. Online access will open at 6:45 a.m. Pacific Daylight Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system.  We recommend that you carefully review the procedures needed to gain admission in advance.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page www.virtualstockholdermeeting.com/TCDA2020.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS, /s/ Robert L. McKague
Robert L. McKague Executive Vice President, General Counsel and Secretary of the Company

South San Francisco, California – June 3, 2020

The Annual Meeting on June 11, 2020 at 7:00 a.m. Pacific Daylight Time will be accessible at www.virtualstockholdermeeting.com/TCDA2020. The notice of the Annual Meeting, proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, are available at www.proxyvote.com. These materials are also available on the investor relations page of our website at https://ir.tricida.com.

Tricida Announces that 2020 Annual Meeting Will be Held in Virtual Format

SOUTH SAN FRANCISCO, June 3, 2020 -- Tricida, Inc. (Nasdaq: TCDA) announced that, due to public health concerns relating to the coronavirus pandemic (COVID-19) and to protect the health of its employees, directors and stockholders, its 2020 annual meeting of stockholders (the “Annual Meeting”) will be held in a virtual-only format.

The previously announced date and time of the Annual Meeting, Thursday, June 11, 2020 at 7:00 a.m. Pacific Daylight Time, will not change, but stockholders will not be able to attend in person. The virtual meeting will provide stockholders with the ability to vote their shares during the meeting and ask questions online. To gain access to the Annual Meeting, stockholders must go to the meeting website at www.virtualstockholdermeeting.com/TCDA2020.

As described in the proxy materials for the Annual Meeting previously distributed, stockholders as of the close of business on April 15, 2020, the record date, are entitled to participate in the Annual Meeting. To participate, stockholders will need the 16-digit control number included in the proxy materials delivered to such stockholder.

A notice regarding the change of location of the Annual Meeting (the “Notice”) is being filed with the Securities and Exchange Commission together with this press release. Additional information regarding the Annual Meeting, stockholder participation and voting is provided in the Notice.

About Tricida

Tricida, Inc. is a pharmaceutical company focused on the development and commercialization of its drug candidate, veverimer (TRC101), a non-absorbed, orally-administered polymer designed to treat metabolic acidosis in patients with chronic kidney disease (CKD). Metabolic acidosis is a condition commonly caused by CKD that is believed to accelerate the progression of kidney deterioration. It is estimated to pose a health risk to approximately three million patients with CKD in the United States. Tricida is currently conducting its confirmatory postmarketing trial, VALOR-CKD, of veverimer. The Tricida New Drug Application (NDA) for veverimer has been accepted for review by the U.S. Food and Drug Administration (FDA) through the Accelerated Approval Program. The FDA has assigned a Prescription Drug User Fee Act (PDUFA) goal date of August 22, 2020.

For more information about Tricida, please visit www.Tricida.com.

Cautionary Note on Forward-Looking Statements

This press release includes forward-looking statements, including for example, statements about the assigned PDUFA goal date of August 22, 2020, and the potential availability of the Accelerated Approval Program. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, among others, that we may not be able to achieve upcoming milestones; the cost, timing and results of clinical trials and other studies; that many drug candidates that have completed Phase 3 trials do not become approved drugs on a timely or cost effective basis or at all; there can be no assurance that the FDA would approve an NDA through the Accelerated Approval Program, or at all, and even if approval for a drug is obtained, there can be no assurance that it will be adopted in the market or accepted as a benefit to patients and healthcare providers; possible safety and efficacy concerns; the impact of COVID-19; and that we completely rely on third-party suppliers and manufacturers for many aspects of our business. These and other factors that may affect our future results of operations are identified and described in more detail in our filings with the Securities and Exchange Commission (SEC), including our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K. The forward-looking statements contained in this press release reflect Tricida’s current views with respect to future events, and Tricida does not undertake and specifically disclaims any obligation to update any forward-looking statements.

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Contact:

Jackie Cossmon, IRC

Tricida, Inc.

Senior Vice President of Investor Relations and Communications

IR@Tricida.com